Exhibit 99.2
Last Updated     4/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2007 and 2006

		3 Mo. Ended March
Line		2007	2006	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$4	$(6)	$10
2	Pinnacle West Energy	—	—	—
3	APS Energy Services	1	1	—
4	SunCor	8	21	(13)
5	El Dorado	(2)	(1)	(1)
6	Parent Company	5	(3)	8

7	Income From Continuing Operations	16	12	4

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—
9	SunCor	1	1	—
10	NAC	—	—	—

11	Total	1	1	—

12	Net Income	$17	$13	$4

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$0.04	$(0.06)	$0.10
14	Pinnacle West Energy	—	—	—
15	APS Energy Services	0.01	0.01	—
16	SunCor	0.09	0.21	(0.12)
17	El Dorado	(0.02)	(0.01)	(0.01)
18	Parent Company	0.04	(0.03)	0.07

19	Income From Continuing Operations	0.16	0.12	0.04

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—
21	SunCor	—	0.01	(0.01)
22	NAC	—	—	—

23	Total	—	0.01	(0.01)

24	Net Income	$0.16	$0.13	$0.03

25	BOOK VALUE PER SHARE	$34.45 *	$32.37	$2.08

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,622	99,449	1,173
27	End of Period	100,115	99,187	928

* Estimate
See Glossary of Terms.

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2007 and 2006

		3 Mo. Ended March
Line		2007	2006	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$246	$202	$44
29	Business	264	233	31

30	Total retail	510	435	75
	Wholesale revenue on delivered electricity
31	Traditional contracts	5	6	(1)
32	Off-system sales	7	12	(5)
33	Transmission for others	7	6	1
34	Other miscellaneous services	7	7	—

35	Total regulated operating electricity revenues	536	466	70

	MARKETING AND TRADING
36	Electricity and other commodity sales	72	85	(13)

37	Total operating electric revenues	$608	$551	$57

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,734	2,419	315
39	Business	3,285	3,199	86

40	Total retail	6,019	5,618	401
	Wholesale electricity delivered
41	Traditional contracts	175	215	(40)
42	Off-system sales	243	672	(429)
43	Retail load hedge management	117	178	(61)

44	Total regulated electricity	6,554	6,683	(129)

	MARKETING AND TRADING
45	Wholesale sales of electricity	2,057	3,962	(1,905)

46	Total electric sales	8,611	10,645	(2,034)

See Glossary of Terms.

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2007 and 2006

		3 Mo. Ended March
Line		2007	2006	Incr (Decr)

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset – beginning balance	$160	$173	$(13)
48	Deferred fuel and purchased power costs – current period	25	13	12
49	Interest on deferred fuel	2	1	1
50	Amounts recovered through revenues	(69)	(18)	(51)

51	Deferred fuel and purchased power regulatory asset – ending balance	$118	$169	$(51)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
52	Electricity and other commodity sales, realized (a)	$12	$10	$2
53	Mark-to-market reversals on realized sales (a) (b)	(8)	(1)	(7)
54	Change in mark-to-market value of forward sales	10	1	9

55	Total gross margin	$14	$10	$4

	By Pinnacle West Entity

56	APS	$(1)	$8	$(9)
57	Pinnacle West Marketing & Trading (c)	1	—	1
58	Parent Company (c)	9	(1)	10
59	APS Energy Services	5	3	2
60	Pinnacle West Energy	—	—	—

61	Total gross margin	$14	$10	$4

Future Marketing and Trading Mark-to-Market Realization
As of March 31, 2007, Pinnacle West had accumulated net mark-to-market gains of $28 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $13 million; and 2008, $15 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 52 and in line 53 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 52 are included in line 53. For example, line 53 shows that a prior-period mark-to-market gain of $8 million was transferred to “realized” for the first quarter of 2007. A $8 million realized gain is included in the $12 million on line 52 for the first quarter of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

(c)	On February 1, 2007, the Parent Company transferred its market based rate tariff and wholesale power sales agreements to a newly-created subsidiary, Pinnacle West Marketing & Trading, which resulted in Pinnacle West no longer being a public utility under the Federal Power Act. As a result, Pinnacle West is no longer subject to FERC jurisdiction in connection with its issuance of securities or its incurrence of long-term debt.
See Glossary of Terms.

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2007 and 2006

		3 Mo. Ended March
Line		2007	2006	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	965,428	930,799	34,629
63	Business	118,649	113,570	5,079

64	Total	1,084,077	1,044,369	39,708
65	Wholesale customers	63	75	(12)

66	Total customers	1,084,140	1,044,444	39,696

67	Customer growth (% over prior year)	3.8%	4.5%	(0.7)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,648	2,475	173
69	Business	3,228	3,248	(20)

70	Total	5,876	5,723	153

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,832	2,763	69
72	Business	27,687	30,444	(2,757)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,743	2,659	84
74	Business	27,204	28,600	(1,396)

	ELECTRICITY DEMAND (MW)

75	System peak demand	4,781	4,205	576
See Glossary of Terms.

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2007 and 2006

		3 Mo. Ended March
Line		2007	2006	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,299	1,720	579
77	Coal	3,164	3,083	81
78	Gas, oil and other	1,151	1,323	(172)

79	Total generation production	6,614	6,126	488

	Purchased power
80	Firm load	278	365	(87)
81	Marketing and trading	2,262	4,592	(2,330)

82	Total purchased power	2,540	4,957	(2,417)

83	Total energy sources	9,154	11,083	(1,929)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	94%	71%	23%
85	Coal	84%	83%	1%
86	Gas, oil and other	16%	18%	(2)%
87	System average	50%	46%	4%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	57	306	(249)
89	Coal	203	257	(54)
90	Gas	267	201	66

91	Total	527	764	(237)

(a)	Includes planned and unplanned outages
See Glossary of Terms.

Last Updated     4/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2007 and 2006

		3 Mo. Ended March
Line		2007	2006	Incr (Decr)

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$54.62	$53.78	$0.84
93	SP15	$60.02	$58.34	$1.68
	Off-Peak
94	Palo Verde	$42.06	$41.92	$0.14
95	SP15	$45.86	$44.79	$1.07

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	172	43	129
97	Heating degree-days	589	464	125
98	Average humidity	36%	28%	8%
	10-Year Averages
99	Cooling degree-days	97	97	—
100	Heating degree-days	513	513	—
101	Average humidity	42%	42%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	4,089	5,386	(1,297)
103	Multi-family	2,457	2,448	9

104	Total	6,546	7,834	(1,288)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	4.4%	6.2%	(1.8)%
106	Unemployment rate (%, seasonally adjusted)	4.1%	4.2%	(0.1)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended February 28, 2007 (latest available data) and February 28, 2006.
See Glossary of Terms.